Exhibit 10.1

SUBSCRIPTION AGREEMENT

Healthcare Integrated Technologies Inc.

1462 Rudder Lane

Knoxville, Tn 37919

Ladies and Gentlemen:

Subject to the terms and conditions of this Subscription Agreement (the “Agreement”), undersigned subscriber (hereinafter, the “Purchaser”) hereby irrevocably subscribes for and agrees to purchase the number of shares of common stock, par value $0.001 per share (the “Shares”), of Healthcare Integrated Technologies Inc., a Nevada corporation (the “Company”), on the signature page hereof at a purchase price of $.10 per Share (the “Purchase Price”).

1. Subscription. Contemporaneously with the execution of this Agreement by the Purchaser, the Purchaser tenders a check or wire transfer in the amount of the Purchase Price to the Company.

2. Acceptance of Subscription. The Purchaser acknowledges that the Company has the right (in its sole discretion) to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf. The Agreement either will be accepted or rejected, in whole or in part, as promptly as practical after receipt. Upon rejection of this Agreement for any reason, all items received with this Agreement shall be returned to the Purchaser without deduction for any fee, commission or expense and without accrued interest with respect to any money received, and this Agreement shall be deemed to be null and void and of no further force or effect.

3. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents, warrants to, and covenants with the Company as follows:

(a) The Shares offered hereby are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Shares contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.

(b) The Purchaser has not been provided any offering materials in connection with the sale of the Shares other than this Agreement. All documents, records, and books pertaining to the investment in the Shares been made available for inspection by the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), if any. The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition, and results of operations of the Company, and all such questions have been answered by representatives of the Company to the full satisfaction of the Purchaser and its Advisors, if any. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated herein or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company

(c) Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission or other regulatory body has approved the Shares, or passed upon or endorsed the merits of this offering or confirmed the accuracy or determined the adequacy of this Agreement. Any representation to the contrary is a criminal offense. This Agreement has not been reviewed by any federal, state or other regulatory authority. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.

(d) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Shares directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet (including without limitation, internet “blogs,” bulletin boards, discussion groups or social networking sites) in connection with the offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

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(e) The Purchaser is not aware of any person and has been advised that no person, will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Shares.

(f) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable him to utilize the information made available to him in connection with the offering of the Shares, to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto.

(g) The Purchaser acknowledges that (i) the Company is not “current” in its reporting obligations with the SEC, and (ii) that the Shares will not be available for resale under the provisions of Rule 144 of the Securities Act after the requisite holding period set forth in such rule until such time, if ever, that the Company files all delinquent reports and other information with the SEC and is considered “current” in its filing obligations. As a result, the Purchaser may be required to hold the Shares indefinitely.

(h) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors, if any.

(i) The Purchaser represents that the Shares are being purchased for the Purchaser’s own account, for investment purposes only and not with a view for distribution or resale to others. The Purchaser agrees that the Purchaser will not sell or otherwise transfer the Shares unless the Shares are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser’s investment intention. In this connection, the Purchaser understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Purchaser’s representation merely meant that the Purchaser’s present intention was to hold such Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale or for any other fixed period. The Purchaser realizes that the SEC might regard a purchase with an intent inconsistent with the Purchaser’s representation to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available.

(j) The purchase of the Shares represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. A legend will be placed on the certificate representing the Shares to the effect that the Shares have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. Stop transfer instructions will be placed with the transfer agent of the Shares.

(k) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D under the Securities Act. The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Shares are purchased occurs.

(l) The Purchaser represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and the execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which he is bound.

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(m) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering and sale of the Shares. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the certificates representing the Shares.

(n) The Purchaser has significant prior investment experience, including investments in non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

(o) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(p) The Purchaser understands and agrees that all the certificate representing the Shares will contain the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO HEALTHCARE INTEGRATED TECHNOLOGIES INC. THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

(q) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by him in the Company in this offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(r) The Purchaser is not an individual named on an OFAC list, or a person prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representations set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(s) The Purchaser is not senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(t) The Purchaser is not subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event covered by Rule 506(d)(2) or (d)(3).

(u) The Purchaser acknowledges and agrees that the Common Stock is publicly QUOTED on the otcpINK TIER OF THE OTC MARKETS and that by accepting the Offering Documents the purchaser agrees with the company to maintain in strict confidence all non-public information, including, but not limited to, the existence of the offering and any other non-public information regarding the company obtained from the company. The company has caused these materials to be delivered to the purchaser in reliance upon such agreement AND UPON RULE 100(b)(2)(II) OF REGULATION FD AS PROMULGATED BY THE SEC.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Agreement and accompanying documents to the Company and shall survive such delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to paragraph 1, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. In addition, the Purchaser agrees to notify the Company immediately in writing if the Purchaser ceases to be an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act. Until the Purchaser provides a notice described in the preceding two sentences, the Company may rely on the representations, warranties, covenants and agreements contained herein in connection with any matter related to the Company. Without limiting the generality of the preceding sentence, the Company may assume that all such representations and warranties are correct in all respects as of the date hereof and may rely on such representations and warranties in determining whether (i) the Purchaser is suitable as a purchaser of the Shares, (ii) the Shares may be sold to the Purchaser without first registering the Shares under the Securities Act or any other applicable securities laws, and (iii) the conditions to the acceptance of subscriptions for Shares have been satisfied.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants to and covenants with the Purchaser as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada.

(b) The Company has all power and authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Shares. The execution and delivery of each of the Agreement and the issuance, sale and delivery of the Shares has been duly authorized by all necessary corporate action. This Agreement has been duly executed and when delivered will constitute upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(c) The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person.

5. Indemnification. The Purchaser acknowledges that the Purchaser understands the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company has relied upon such representations, warranties and covenants, and the Purchaser hereby agrees to indemnify and hold harmless the Company and its officers, directors, controlling persons, agents and employees, from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation, warranty or covenant made by the Purchaser herein. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to the Purchaser under Federal or state securities laws. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 5 shall survive the acceptance of this subscription.

6. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

7. Modification. Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a) If to the Purchaser, to the address set forth on the signature page of this Agreement, or at such other address as the Purchaser may hereafter have advised the Company by written notification.

(b) If to the Company, to the address set forth on the first page of this Agreement, or at such other address as the Company may hereafter have advised the Purchaser by written notification.

9. Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.

10. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

11. Assignability. This Agreement is not transferable or assignable by the undersigned or any successor thereto.

12. Governing Law; Venue; Waiver Of Jury Trial, Etc. This Agreement shall be governed by and construed solely and exclusively under and pursuant to the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada. Each of the parties hereto expressly and irrevocably (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in the United States District Court for the Eastern District of Tennessee, (2) waive any objection they may have now or hereafter to the venue of any such suit, action or proceeding, and (3) consent to the in personam jurisdiction of the United States District Court for the Eastern District of Tennessee in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the United States District Court for the Eastern District of Tennessee and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

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13. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. In the event that any signature (including a financing signature page) is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

15. Use of Pronouns and Defined Terms. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. All terms not otherwise defined herein shall have the same meaning as in the Offering Documents.

16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date his signature has been subscribed and sworn to below.

No. of Shares: _____________________	Purchase Price: $_________________________
(No. of Shares x $.10 per Share)

The Shares are to be issued in
(check one box):	Print Name of Purchaser

[ ] individual name
Print Name of Joint Purchaser (if applicable)
[ ] joint tenants with rights of survivorship

[ ] tenants in entirety	Signature of Purchaser

[ ] corporation (an officer must sign)
Signature of Joint Purchaser
[ ] partnership (all general partners must sign)

[ ] trust

[ ] limited liability company

Print Name of Trust, Corporation, Partnership, LLC or other Institutional Purchaser email address: _______________________

fax number: _________________________
By:
Subscriber(s) address:
________________________________	Title:
________________________________

Taxpayer ID No.: _____________________	Name of natural person with voting and dispositive control over the Shares being subscribed for

Accepted as of this_______________ day of                                             , 2020

HEALTHCARE INTEGRATED TECHNOLOGIES INC.

By:
Scott M. Boruff, Chief Executive Officer

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Annex 1

“Bad Actor” Disqualification

Rules 506(d)(1) and (2) of the Securities Act of 1933

(d) “Bad Actor” disqualification. (1) No exemption under this section shall be available for a sale of securities if the issuer; any predecessor of the issuer; any affiliated issuer; any director, executive officer, other officer participating in the Offering, general partner or managing member of the issuer; any beneficial owner of 20% or more of the issuer’s outstanding voting equity securities, calculated on the basis of voting power; any promoter connected with the issuer in any capacity at the time of such sale; any investment manager of an issuer that is a pooled investment fund; any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities; any general partner or managing member of any such investment manager or solicitor; or any director, executive officer or other officer participating in the Offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor:

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the Commission; or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the Commission; or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A)	At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A)	Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)	Places limitations on the activities, functions or operations of such person; or

(C)	Bars such person from being associated with any entity or from participating in the Offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A)	Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B)	Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(2) Paragraph (d)(1) of this section shall not apply:

(i) With respect to any conviction, order, judgment, decree, suspension, expulsion or bar that occurred or was issued before September 23, 2013;

(ii) Upon a showing of good cause and without prejudice to any other action by the Commission, if the Commission determines that it is not necessary under the circumstances that an exemption be denied;

(iii) If, before the relevant sale, the court or regulatory authority that entered the relevant order, judgment or decree advises in writing (whether contained in the relevant judgment, order or decree or separately to the Commission or its staff) that disqualification under paragraph (d)(1) of this section should not arise as a consequence of such order, judgment or decree; or

(iv) If the issuer establishes that it did not know and, in the exercise of reasonable care, could not have known that a disqualification existed under paragraph (d)(1) of this section.

(3) For purposes of paragraph (d)(1) of this section, events relating to any affiliated issuer that occurred before the affiliation arose will be not considered disqualifying if the affiliated entity is not:

(i) In control of the issuer; or

(ii) Under common control with the issuer by a third party that was in control of the affiliated entity at the time of such events.

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